SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2005.

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6121 Hollis Street
Emeryville, California 94608
(Address of principal executive offices)

(510) 845-9535
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURES

     Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, and similar expressions identify forward-looking statements.

Section 1-Registrant’s Business Operations

Item 1.01 Entry Into a Material Definitive Agreement

BioTime has entered into a lease for new executive offices and laboratory facilities at the Heritage Square campus in Emeryville, California. As of June 10, 2005, BioTime’s new address is 6121 Hollis Street, Emeryville, California 94608.

BioTime will occupy 5,244 square feet of space in this modern multi-use complex under a five year lease expiring May 31, 2010, with a five year extension option.

The initial base monthly rent will be $10,488.00 and will increase by 3% each year during the initial five year term. If the option to extend the lease is exercised, monthly rent will be set at 95% of fair market rent at that time. In addition to rent, BioTime will pay its prorata share of operating expenses and real estate taxes for the building in which BioTime’s space is located or for the Heritage Square project as a whole, as applicable, based upon the ratio that the number of square feet rented by BioTime bears to the total number of square feet in the building or project.

The preceding discussion of the lease is a summary only, does not purport to describe in full all provisions of the lease, and is qualified in all respects by the full text of the lease, a copy of which has been filed as an exhibit to this report and which is incorporated by reference herein.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit
Numbers	Description
99.1	Lease dated as of May 4, 2005 between BioTime, Inc. and Hollis R& D Associates*

*	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-2 File Number 333-109442, filed with the Securities and Exchange Commission on May 24, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.
Date: June 17, 2005	By:	/s/Steven Seinberg
Steven Seinberg,
Chief Financial Officer

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Exhibit
Numbers	Description
99.1	Lease dated as of May 4, 2005 between BioTime, Inc. and Hollis R& D Associates*

*	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-2 File Number 333-109442, filed with the Securities and Exchange Commission on May 24, 2005

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